LETTER OF TRANSMITTAL

FOSTER WHEELER LTD.

     Offer to Exchange up to 6,149,705.76 Common Shares
for
Any and All Outstanding 9.00% Preferred Securities, Series I
Issued by FW Preferred Capital Trust I (Liquidation Amount $25 per Trust Security)
and Guaranteed by Foster Wheeler Ltd. and Foster Wheeler LLC including accrued dividends

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 29, 2005, WHICH
WE REFER TO AS THE EXPIRATION DATE, UNLESS EXTENDED BY US. YOU MAY REVOKE YOUR
TENDER AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

The Exchange Agent (the “Exchange Agent”) for the Offer is:

The Bank of New York, London Branch

By Mail:	Facsimile Transmission:	By Hand or Overnight Courier:
The Bank of New York,	The Bank of New York,	The Bank of New York,
London Branch	London Branch	London Branch
c/o The Bank of New York	c/o The Bank of New York	c/o The Bank of New York
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Operations
Reorganization Unit	Reorganization Unit	Reorganization Unit
101 Barclay Street – 7 East	101 Barclay Street – 7 East	101 Barclay Street – 7 East
New York, NY 10286	New York, NY 10286	New York, NY 10286
Attn: William Buckley	Attn: William Buckley	Attn: William Buckley
Fax: (212)-298-1915
Telephone: (212)-815-5788

The Information Agent (the “Information Agent”) for the Offer is:
Morrow & Co., Inc.
445 Park Avenue, 5th Floor New York, New York 10022 (212) 754-8000
Securityholders Please Call Toll Free: (800) 607-0088
Banks and Brokers Call: (800) 654-2468
E-mail: fw.info@morrowco.com

     Delivery of this Letter of Transmittal to an address other than as set forth above, will not constitute a valid delivery unless an agent’s message is delivered in accordance with instruction 1 to this Letter of Transmittal.

     The undersigned hereby acknowledges receipt of the Offer to Exchange dated June 30, 2005 (the “Offer to Exchange”) of Foster Wheeler Ltd. (the “Company”), a Bermuda company, and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange its Common Shares (the “Common Shares”), for any and all outstanding 9.00% Preferred Securities, Series I (the “Trust Securities”) issued by FW Preferred Capital Trust I (Liquidation Amount $25 per Trust Security) and guaranteed by Foster Wheeler Ltd. and Foster Wheeler LLC.

     For each Trust Security (liquidation amount $25 per Trust Security), including accrued and unpaid dividends, tendered in the exchange offer and accepted for exchange, the holder of that Trust Security will be entitled to receive 2.16 Common Shares.

     This Letter of Transmittal is to be completed by a holder of Trust Securities either if certificates are to be forwarded with the Letter of Transmittal or if a tender of certificates for Trust Securities, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offer to Exchange under “Description of the Exchange Offer—Book Entry Delivery Procedures.” Holders of Trust Securities whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Trust Securities into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or before July 29, 2005 (the “Expiration Date”), must tender their Trust Securities according to the guaranteed delivery procedures set forth in the Offer to Exchange under “Description of the Exchange Offer—Procedures for Tendering Your Securities—Guaranteed Delivery.” See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned hereby tenders the Trust Securities described in Box 1 below pursuant to the terms and conditions described in the Offer to Exchange and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Trust Securities and the undersigned represents that it has received from each beneficial owner of the tendered Trust Securities (collectively, the “Beneficial Owners”) a duly completed and executed form of “Instructions with respect to the Offer to Exchange,” a form of which is attached to the “Letter to Clients” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the tendered Trust Securities, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to, and under the Trust Securities that are being tendered hereby, waives any and all other rights with respect to such Trust Securities and releases and discharges FW Preferred Capital Trust I from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Trust Securities, including without limitation, any claims that the undersigned is entitled to receive additional principal, interest or dividend payments with respect to such Trust Securities or to participate in any redemption of such Trust Securities.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Trust Securities, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Trust Securities to the Company or cause ownership of the tendered Trust Securities to be transferred to, or upon the order of, the Company, on the books of the registrar for the Trust Securities and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Common Shares to which the undersigned is entitled upon acceptance by the Company of the tendered Trust Securities pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Trust Securities all in accordance with the terms and conditions of the Exchange Offer, as described in the Offer to Exchange.

     Unless otherwise indicated under “Special Issuance Instructions” below (Box 2), please issue the Common Shares exchanged for tendered Trust Securities in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions” below (Box 3), please send or cause to be sent the certificates for the Common Shares (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1 or provide the name of the account at DTC to which the Common Shares should be issued.

     The undersigned understands that tenders of Trust Securities pursuant to the procedures described under the caption “Description of the Exchange Offer” in the Offer to Exchange and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms of the Exchange Offer set forth in the Offer to Exchange under the caption “Description of the Exchange Offer—Terms of the Exchange Offer,” and subject to the conditions of the Exchange Offer set forth in the Offer to Exchange under the caption “Description of the Exchange Offer—Conditions to the Exchange Offer,” subject only to withdrawal of tenders on the terms set forth in the Offer to Exchange under the caption “Description of the Exchange Offer—Withdrawal of Tenders.” All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned of any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Trust Securities being surrendered, and that, when the Trust Securities are accepted for exchange as contemplated in this Letter of Transmittal, the Company will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE BOXES

[_]	CHECK HERE IF TENDERED TRUST SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 5 BELOW.

[_]	CHECK HERE IF TENDERED TRUST SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 6 BELOW.

Name

Address

Box 1
DESCRIPTION OF TRUST SECURITIES TENDERED

Name(s) and Address(es) of Registered Holder(s)	Trust securities tendered (Attach additional signed list if necessary)
(Please fill in, if blank, exactly as name(s)

Aggregate
	Trust	Liquidation	Aggregate
	Securities	Amount	Liquidation
	Certificate	Represented by	Amount
	Number(s)*	Certificate(s)*	Tendered**

Total

*	Need not be completed if Trust Securities are being tendered by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Trust Securities represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 3.

Box 2
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4, 5, and 6)

     To be completed ONLY if the certificates for Trust Securities not tendered or the certificates for the Common Shares are to be issued in the name of someone other than the undersigned or if Trust Securities delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: Common Shares or Trust Securities to:

Name

(Please Print or Type)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

[_] Credit unexchanged Trust Securities delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

Box 3
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4, 5 and 6)

     To be completed ONLY if certificates for the Trust Securities not tendered or accepted for exchange or the certificates for the Common Shares are to be sent to someone other than the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail: [_] Common Shares and any untendered Trust Securities to:

Name

(Please Print or Type)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

Box 4
USE OF GUARANTEED DELIVERY (See Instruction 1)

     To be completed ONLY if Trust Securities are being tendered by means of a notice of guaranteed delivery.

Name(s) of Registered Holder(s):

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Date of Institution which Guaranteed Delivery:

Box 5
USE OF BOOK-ENTRY TRANSFER (See Instruction 1)

To be completed ONLY if delivery of Trust Securities is to be made by book-entry transfer.

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 6

TENDERING HOLDER SIGNATURE
(See Instructions 1 and 4)

X

X
(Signature of Registered Holder(s) or Authorized Signatory)

     Note: The above lines must be signed by the registered holder(s) of Trust Securities as their name(s) appear(s) on the Trust Securities or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

Name(s):

Capacity:

Street Address:
(Include Zip Code)

(Area Code and Telephone Number)

(Tax Identification or Social Security Number)
Signature Guarantee
(If Required by Instruction 4)
Authorized Signature

Name:
(Please Print or Type)
Title:

Name of Firm:
(Must be an Eligible Institution as defined in Instruction 1)

Address:
(Include Zip Code)
Area Code and Telephone Number:

Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery. This Letter of Transmittal is to be used if (a) certificates for Trust Securities are to be physically delivered to the Exchange Agent herewith or (b) tenders are to be made according to the guaranteed delivery procedures. For holders whose Trust Securities are being delivered pursuant to the procedures for book-entry transfer, all as set forth in the Offer to Exchange, delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message.

     To validly tender Trust Securities, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal (or a facsimile thereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Trust Securities, or an Agent’s Message, as the case may be, and any other documents required by this Letter of Transmittal or (b) a holder of Trust Securities must comply with the guaranteed delivery procedures set forth below.

     Holders of Trust Securities who desire to tender Trust Securities pursuant to the Exchange Offer and whose certificates representing the Trust Securities are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may still exchange their Trust Securities by complying with the guaranteed delivery procedures set forth in the Offer to Exchange under “Description of the Exchange Offer—Procedures for Tendering Your Securities—Guaranteed Delivery.” Pursuant to those procedures, (a) you tender your Trust Securities by or through a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program; (b) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such participant a properly completed and validly executed notice of guaranteed delivery, by manually signed facsimile transmission, mail or hand delivery, in substantially the form provided with this Offer to Exchange; and (c) the Exchange Agent receives a properly completed and validly executed Letter of Transmittal (or facsimile thereof) together with any required signature guarantees, or a book-entry confirmation, and any other required documents, within three NYSE trading days of the notice of guaranteed delivery.

     The method of delivery of this Letter of Transmittal, the certificates for Trust Securities and other required documents is at the election and risk of the tendering holder. Except as otherwise provided in this Letter of Transmittal and in the Offer to Exchange, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

     2. Beneficial Owner Instructions to Registered Holders. Only a holder of Trust Securities or the holder’s legal representative or attorney-in-fact, or a person who has obtained a properly completed irrevocable proxy acceptable to the Company that authorizes such person, or that person’s legal representative or attorney-in-fact, to tender Trust Securities on behalf of the holder may validly tender the Trust Securities. Any Beneficial Owner of tendered Trust Securities who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal, or an Agent’s Message by DTC, on his or her behalf through the execution and delivery to the registered holder of the Instructions of Registered Holder and/or DTC Participant from Beneficial Owner from accompanying this Letter of Transmittal.

     3. Partial Tenders. A holder may tender all or a portion of Trust Securities, but only in minimum increments of $25 in liquidation amount, which is equal to one trust security. If a holder tenders less than all Trust Securities, such holder should fill in the number of Trust Securities so tendered in the column labeled “Aggregate Liquidation Amount Tendered” of Box 1 above. The entire liquidation amount of Trust Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     4. Signatures on the Letter of Transmittal; Signature Guarantees. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Trust Securities, the signature must correspond with the name(s) as written on the face of the tendered Trust Securities without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Trust Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Trust Securities.

     If any of the tendered Trust Securities are registered in the name of two or more holders, all holders must sign this Letter of Transmittal. If any Trust Securities tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Trust Security or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the company of such person’s authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holders of the Trust Securities tendered hereby, no endorsements of the Trust Securities or separate instruments of transfer are required unless Trust Securities not tendered or exchanged or Common Shares are to be issued to a person other than the registered holders, in which case signatures on the Trust Securities or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

     Signatures on the Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program, each a Medallion Signature Guarantor, unless the Trust Securities tendered thereby are tendered: (1) by a holder whose name appears on a security position listing as the owner of those Trust Securities, who has not completed any of the boxes entitled “Special Instructions” or “Special Delivery Instructions” on the applicable Letter of Transmittal; or (2) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States referred to as an “Eligible Guarantor Institution.”

     If the holder of the Trust Securities being tendered is a person other than the signer of the related Letter of Transmittal, or if Trust Securities not accepted for exchange or Trust Securities previously tendered and being withdrawn are to be returned to a person other than the registered holder or a DTC participant, then the signatures on the Letter of Transmittal accompanying the tendered Trust Securities must be guaranteed by a Medallion Signature Guarantor as described above.

     The Letter of Transmittal and Trust Securities should be sent only to the Exchange Agent, and not to Foster Wheeler Ltd. or DTC.

     5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the Common Shares and/or substitute certificates evidencing Trust Securities not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of Trust Securities tendering Trust Securities by book-entry transfer may request that Trust Securities not exchanged be credited to such account maintained at DTC as the holder may designate on this Letter of Transmittal. If no instructions are given, the Trust Securities not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

     6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Trust Securities pursuant to the Exchange Offer. If, however, Common Shares issued in exchange for Trust Securities accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Trust Securities or if Common Shares are to be registered in the name of any person other than the person signing the Letter Of Transmittal or, in the case of tender through DTC transmitting instructions through ATOP, or if a transfer tax is imposed for any reason other than the exchange of securities pursuant to the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered Trust Securities listed in this Letter of Transmittal.

     7. Validity of Tenders. Foster Wheeler Ltd. expressly reserves the right to terminate the Exchange Offer and not to accept for exchange any Trust Securities if any of the conditions set forth under “Description of the Exchange Offer—Conditions to the Exchange Offer” have not been satisfied or waived by Foster Wheeler Ltd. at its option for any reason on or before 5:00 p.m., New York City time, on the Expiration Date. In all cases, exchange of the Trust Securities accepted for exchange for Common Shares will be made only after timely receipt by the exchange agent of certificates representing the original Trust Securities, or by confirmation of book-entry transfer, together with a properly completed and duly executed Letter of Transmittal, a manually signed facsimile of the Letter of Transmittal, or satisfaction of DTC’s ATOP procedures, and any other documents required by the Letter of Transmittal.

     8. Irregularities. Foster Wheeler Ltd. will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Trust Securities, which determination shall be final and binding. Foster Wheeler Ltd. reserves the absolute right to reject any and all tenders of any particular Trust Securities not properly tendered or to not accept any particular Trust Securities which acceptance might, in the judgment of Foster Wheeler Ltd. or its counsel, be unlawful. Foster Wheeler Ltd. also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Trust Securities either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Trust Securities in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Trust Securities either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by Foster Wheeler Ltd. shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Trust Securities for exchange must be cured within such reasonable period of time as Foster Wheeler Ltd. shall determine. Neither Foster Wheeler Ltd., the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of trust securities for exchange, nor shall any of them incur any liability for failure to give such notification.

     9. No Conditional Tenders. No alternative, conditional or contingent tender of Trust Securities or transmittal of this Letter of Transmittal will be accepted.

     10. Mutilated, Lost, Stolen or Destroyed Trust Securities. Any holder whose Trust Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instructions.

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Offer to Exchange or this Letter of Transmittal may be directed to the Information Agent at the address and telephone number indicated in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     12. Acceptance of Tendered Trust Securities and Issuance of Common Shares; Return of Trust Securities. Subject to the terms and conditions of the Exchange Offer, Foster Wheeler Ltd. will accept for exchange all validly tendered Trust Securities as soon as practicable after the Expiration Date and will issue Common Shares for the Trust Securities as soon as practicable thereafter. For purposes of the Exchange Offer, Foster Wheeler Ltd. will be deemed to have accepted tendered Trust Securities when, as and if Foster Wheeler Ltd. has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered Trust Securities are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged Trust Securities will be returned, without expense, to the tendering holder at the address shown in Box 1 or at a different address as may be indicated in this Letter of Transmittal under “Special Delivery Instructions” (Box 3).

     13. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Offer to Exchange under the caption “Description of the Exchange Offer—Withdrawals of Tenders.” If the Company elects to provide a subsequent offering period after the expiration of the exchange offer, you will not have the right to withdraw any Trust Securities that you tender during any subsequent offering period.

     14. Certain Tax Matters. Under U.S. federal income tax law, a tendering holder of any Trust Securities that are accepted for exchange is required to furnish its taxpayer identification number (“TIN”) on the enclosed Substitute

Form W-9 or otherwise establish a basis for exemption from backup withholding. If the holder is an individual, the TIN is his or her Social Security number. If the holder fails to provide its TIN or otherwise establish an exemption from backup withholding, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and to backup withholding, at a 28% rate, on any reportable payment made by the Company (or its paying agent) within the United States to the holder. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

     Certain payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In the case of a holder that is a foreign individual, the holder generally must submit to the Exchange Agent a properly completed IRS Form W-8BEN (which may be obtained from the Exchange Agent or on the IRS website at www.irs.gov) to establish his or her exemption from backup withholding with respect to any reportable payment made by the Company (or its paying agent) within the United States to the holder.

     For additional guidance, please refer to the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

REQUEST FOR CERTAIN TAXPAYER INFORMATION

I.	Status. Please indicate whether you are a:	[_]	U.S. citizen [_] Publicly traded U.S. corporation [_]Partnership
		[_]	Tax-exempt not-for-profit entity - Other
II.	Substitute Form W-9.

PAYOR’S NAME: Foster Wheeler Ltd.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN:__________________ Social Security Number or Employer Identification Number

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part II—For payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Part III—Certification—Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

	(2)	I am not subject to backup withholding becuase (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

	(3)	I am a U.S. person (including a U.S. resident alien).

SIGNATURE: __________________________________________	DATE _______________ 2005
NAME: _______________________________________________
ADDRESS: _______________________________________
CHECK APPROPRIATE BOX: [_] Individual/Sole Proprietor [_] Corporation [_] Partnership
[_] Other (specify) ____________________________________

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment 28% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number. If I do not provide a TIN within 60 days, any amounts withheld will be sent to the IRS as backup withholding.

Signature: _______________________________________________ Date: __________________, 2005

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR—

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payor.

		Give the			Give the
		EMPLOYER			EMPLOYER
		IDENTIFICATION			IDENTIFICATION
	For this type of account	number of—	For this type of account		number of—

	1. Individual	The individual	6.	Sole proprietorship or	The owner (3)
single member LLC

	2. Two or more	The actual owner of the account	7.	A valid trust, estate, or	The legal entity (4)
	individuals (joint	or, if combined funds, the		pension trust
	account)	first individual on the account (1)

	3. Custodian account or a	The minor (2)	8.	Corporate or LLC electing	The corporation
	minor (Uniform Gift to			corporate status on IRS
	Minors Act)	Form 8832

4.a.	The usual	The grantor-trustee (1)	9.	Association, club, religious,	The organization
	revocable savings			charitable, educational or
	trust (grantor is			other tax-exempt
	also trustee)			organization

b..	So-called trust	The actual owner (1)	10.	Partnership or	The partnership
	account that is not			multi-member LLC
a legal or valid
trust under State
law

	5. Sole proprietorship or	The owner (3)	11.	A broker or registered	The broker or nominee
	single member limited			nominee
liability company (“LLC”)

			12.	Account with the	The public entity
Department of Agriculture
in the name of a public
entity (such as a State or
local government, school
district, or prison) that
receives agriculture
program payments

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	If you are an individual you must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service (web site at www.irs.gov).

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

  An organization exempt from tax under section 501(a), or an IRA, or a custodial account under sec- tion 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
  The United States or any agency or instrumentality thereof.
  A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  A foreign government, a political subdivision of a for- eign government, or any agency or instrumentality thereof.
  An international organization or any agency or instru- mentality thereof.

Payees that may be exempt from backup withholding include:

  A financial institution.
  A corporation.
  A dealer in securities or commodities required to reg- ister in the U.S., the District of Columbia, or a posses- sion of the U.S.
  A real estate investment trust.
  A common trust fund operated by a bank under sec- tion 584(a).
  An entity registered at all times during the tax year under the Investment Company Act of 1940.
  A foreign central bank of issue.
  A futures commission merchant registered with the Commodity Futures Trading Commission.
  A middleman known in the investment community as a nominee or custodian.
  A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should complete and return a Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN THE FORM WITH THIS TRANSMITTAL LETTER.

If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Exchange Agent or on the IRS web site at www.irs.gov) to establish your exemption from backup withholding.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Privacy Act Notice.—Section 6109 requires you to give taxpayer identification numbers to payors who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE